Exhibit 4.1
Text of GeoVax Labs, Inc. Common Stock Certificate:

NUMBER		SHARES

GV	GEOVAX LABS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK	COMMON STOCK
SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT	CUSIP 373678 20 0
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF                                                                           GEOVAX LABS, INC.                                                                     Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.
Dated:

/s/ Mark W. Reynolds CFO and Secretary	/s/ Robert T. McNally President and CEO
GEOVAX LABS, INC.
INCORPORATED
SEAL
DELAWARE

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(New York, NY)	Transfer Agent and Registrar

The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:

TEN COMM	-	as tenants in common	UNIF GIFT MIN ACT	-		Custodian
TEN ENT	-	as tenants by the entireties			(Cust)		(Minor)
JT TEN	-	as joint tenants with right			under Uniform Gifts to Minors
		of survivorship and not			Act
		as tenants in common	UNIF TRF MIN ACT	-	Custodian (until age __)
under Uniform Transfers
(Minor)
To Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For Value received,                      do hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.
Signature(s) Guaranteed

By:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.